American Funds Insurance Series®

Growth Fund

Summary Prospectus Supplement

February 1, 2017

(for Class 1 shares summary prospectus, Class 2 shares summary prospectus, Class 3 shares summary prospectus and Class 4 shares summary prospectus dated May 1, 2016, and Class 1A shares summary prospectus dated December 23, 2016)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Michael T. Kerr	11 years	Partner – Capital World Investors
Ronald B. Morrow	14 years	Partner – Capital World Investors
Andraz Razen	4 years	Partner – Capital World Investors
Martin Romo	1 year	Partner – Capital World Investors
Alan J. Wilson	3 years	Partner – Capital World Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-031-0217O CGD/8024-S58174